UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2022

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Damian Mathews as Chief Operating Officer and Chief Financial Officer

On December 31, 2022, Damian Mathews resigned from his position as Chief Operating Officer and Chief Financial Officer of Esports Entertainment Group, Inc. (the “Company”). Mr. Mathews did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Mathews will continue on in his role as a Director of the Company.

Appointment of Michael Villani as Interim Chief Financial Officer

Effective January 6, 2023, the Company announced the appointment of Michael Villani as the Interim Chief Financial Officer, in addition to his current role as the Financial Controller. Mr. Villani will also serve as the Company’s Principal Financial Officer.

Mr. Villani joined the Company in February 2021 as its Financial Controller. Prior to joining the Company, Mr. Villani worked as a Director in the Deal Advisory practice of KPMG supporting clients with technical accounting, buy-side and sell-side transactions, initial public offerings (IPOs) and SEC reporting. Mr. Villani worked a total of 18 years at KPMG LLP, with 9 years in the Deal Advisory practice and 9 years in the audit practice. Mr. Villani was also previously employed as the Chief Financial Officer of a Geneva based hedge fund and has held other senior accounting level roles at public companies. Mr. Villani is a CPA and is a graduate of Pace University, magna cum laude.

There are no family relationships between Mr. Villani and any of the Company’s other directors or executive officers. Mr. Villani is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Alex Igelman
Name:	Alex Igelman